UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Virtusa Corporation
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On August 18, 2020, Virtusa Corporation (the “Company”) delivered the letter below to its employees regarding the Company's 2020 Annual Meeting of Stockholders and the proxy contest initiated by New Mountain Capital.

From: Kris Canekeratne, Chairman & CEO

Subject: Update on 2020 Shareholder Meeting

Dear Virtusa Leadership,

Amidst our collective efforts to take on the challenges of the pandemic, identify and respond to the opportunities it has presented and the progress we are making, we are also engaged in an ongoing public dialogue with one of our investors, New Mountain Capital (NMC). If you’ll recall, in June, I wrote to you on the topic of NMC’s decision to submit nominees to stand for election at Virtusa’s 2020 Annual Meeting of Stockholders, which will be held on October 2nd. In connection with that, yesterday, we began the process of mailing proxy materials to all Virtusa shareholders regarding our Board’s unanimous recommendation to vote “FOR” the reelection of Al-Noor Ramji and Joseph G. Doody, Virtusa’s highly qualified, experienced and independent director nominees.

Our message to our shareholders is simple: in a year defined by a myriad of challenges, we have continued operating with efficiency, focus and a determination to help our clients create, implement and sustain digital infrastructures that help ensure the viability and competitiveness of their businesses. Our solid performance in recent months and our strengthened positioning looking ahead is reflective of a highly qualified Board of Directors, our management team and our exceptional global team members operating in a cohesive manner toward measurable and actionable goals. We all know this is a critical moment and our focus is on the continued execution of our Three Pillar Strategic Plan.

While we worked hard to avoid a public proxy contest with NMC, an investor who shares similar strategic thinking with respect to our business goals and imperatives, have instead chosen to pursue this path. In an effort to reach resolution and to constructively move towards the future, the Board was open to appointing certain of NMC’s nominees, despite overlapping experience with our existing directors. Regretfully, NMC ultimately elected to seek the election of its own candidates without compromise.

Virtusa’s longstanding commitment to an independent and refreshed Board is evident in our actions. Over the last four years, we have added five new independent directors to our 10-person Board, including Abidali Neemuchwala, a highly respected leader and operator within the IT services space and the former CEO of Wipro, in June of this year. This is a time where deep expertise and diverse skills are of paramount importance to expand Virtusa’s share of an ever-growing market. We are confident that Al-Noor and Joe, along with the rest of the Board and management team, have all the essential qualifications to strengthen our market positioning and continue unlocking Virtusa’s full and future value, for our clients, our shareholders, and our team members.

In the coming weeks and leading up to the Annual Meeting, both Virtusa and NMC are expected to make public statements through letters, press releases and presentations in support of our respective director nominees. If you are a shareholder, you may even receive multiple mailings from both sides. In these situations, some extra “noise” is to be expected, making our strategic and executional focus even more important. That focus has been yielding incredible results in this recent quarter, exceeding our own expectations and presenting us with solid momentum into the year ahead. The pandemic has presented real challenges for us and every company. But thanks to our collective ability to identify opportunities and even more importantly because of your steadfast execution, we are making progress against our Three Pillar Plan. The company is incredibly well-positioned and resourced to take advantage of the market dynamics and the Global 2000’s accelerated push towards digital transformation.

In terms of the NMC situation, should you receive any inquiries about NMC from the media, investors, clients or other third parties, please do not respond, and instead direct them to Ranjan or me. If you are a Virtusa shareholder and have any questions about how to vote your WHITE proxy card, please contact Virtusa’s proxy solicitor, Mackenzie Partners toll-free at (800) 322-2885. Virtusa also urges you to discard and not return any blue proxy cards you may receive from NMC.

Thank you again for your hard work and enduring belief in Virtusa.

Best,

Kris

Team Virtusa

Cautionary Information Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding, management’s forecast of financial performance, the impact of the COVID-19 pandemic and related economic conditions on our business and results of operations, the growth of our business and management’s plans, objectives, and strategies, the company’s ability to convert its pipeline into profitable revenue growth, the company’s ability to diversify its portfolio of industries, geographies and accounts, the company’s ability to increase its operating margins, the company’s ability to increase market share as a result of its Three Pillar Strategic Plan, the company’s ability to generate long-term value for its shareholders, the company’s financial performance and the impact of its operational changes, including its completed acquisitions and divestitures, the company’s operating leverage in pursuing growth opportunities, and the company’s upcoming 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), uncertainties regarding future actions that may be taken by New Mountain in furtherance of its nomination of director candidates for election at the company’s 2020 Annual Meeting. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this communication that are not historical facts, and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “see,” “seeks,” “estimates,” “will,” “should,” “may,” “confident,” “positions,” “look forward to,” and variations of such words or words of similar meaning and the use of future dates. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects and beliefs about the ability of our board of directors and management to execute on our strategy and drive shareholder value, beliefs about the ability of our board of directors and management to make decisions in the best interest of the company and all shareholders, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that these plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, those risks identified in Virtusa’s public filings with the Securities and Exchange Commission (the “SEC”), including Virtusa’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and subsequent filings with the SEC. Virtusa disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Important Stockholder Information

Virtusa filed with the Securities and Exchange Commission and mailed to its stockholders a definitive proxy statement and accompanying WHITE proxy cards in connection with the company’s 2020 Annual Meeting.  The proxy statement contains important information about the company, the 2020 Annual Meeting and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the company’s stockholders in connection with the matters to be considered at the company’s 2020 Annual Meeting. Information concerning the company’s directors and executive officers is included in the proxy statement.  The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the company with the Securities and Exchange Commission, may be obtained by investors and stockholders free of charge on the Securities and Exchange Commission’s web site at www.sec.gov. Copies will also be available free of charge on the company’s website at www.virtusa.com.